Eos Energy Announces Approval of All Proposals at 2024 Annual Stockholder Meeting EDISON, N.J., May 03, 2024 — Eos Energy Enterprises, Inc. (NASDAQ: EOSE) ("Eos" or the “Company”), a leading provider of safe, scalable, efficient, and sustainable zinc-based long duration energy storage systems, today announced the results of its Annual Stockholders’ Meeting, which was conducted virtually. “We are deeply grateful for the continued support of our stockholders," said Joe Mastrangelo, CEO of Eos. "We are currently working to bring our first state-of-the-art manufacturing line into production during the second quarter as planned, a testament to the dedication and expertise of the talented Eos team. Having all the proxy proposals approved allows us to continue to execute the strategic plan outlined on December 12, 2023.” The Company is pleased to report that stockholders approved the election of Marian “Mimi” Walters and Jeffrey McNeil as Class I directors of Eos Energy Enterprises, Inc., each to serve for three years and until his/her successor has been elected and qualified, or until his/her earlier death, resignation or removal. Their combined experience and strategic vision are critical as the Company scales its operations and pursues its path toward profitability. Mimi brings a wealth of experience and expertise to Eos, having served as a respected voice in both the state and federal government. Her strategic acumen and industry knowledge provides valuable guidance and networks as Eos navigates governmental policies and opportunities and seeks to expand its presence in the California market. Jeff's appointment underscores Eos' commitment to operational excellence and strategic growth. With his leadership and extensive operational background, the Company aims to streamline and scale production processes, ensuring efficiency and quality as Eos grows its operations through Project AMAZE. Eos stockholders voted to ratify the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024, with 99.39% of the participating shares voting in favor. Eos stockholders voted to approve a non-binding advisory resolution approving the compensation of the named executive officers (more commonly known as “say on pay”) with 57.15% of the participating shares voting in favor. The Company plans to implement changes to its long-term incentive plan to better align its compensation of employees with the performance of the Company. Eos stockholders voted to approve an increase in the authorized shares of common stock of the Company from 300,000,000 to 600,000,000 with 67.04% of all outstanding shares of capital stock entitled to vote in favor. Of those stockholders who voted, 89.30% were in favor of this proposal. The increase in authorized shares allows the Company to have the necessary resources in place

2 to meet corporate needs and maintain financial flexibility to support its strategic outlook plan and long-term objectives. Eos stockholders voted to approve an amendment to the Company’s long-term incentive plan with 56.53% of the participating shares voting in favor. The increase in shares available for the Company’s incentive plan will support the Company’s on-going efforts to attract and retain the employee talent necessary for the Company to execute on its strategic objectives. “Our employees are the driving force behind our continued advancement and the ability to recruit and retain top talent is paramount to Eos' continued growth and competitiveness in the market,” said Russ Stidolph, Chairman of Eos. “Every full-time employee is an Eos stockholder and by having the ability to offer shares in the Company, we are not only recognizing their individual contributions, but also aligning their interests with those of our broader stockholder community.” The official voting results for each item voted on by stockholders will be disclosed in a report to be filed with the Securities and Exchange Commission. Eos extends its sincere gratitude to its valued stockholders for their active participation and decisive voting at the Annual Stockholders’ Meeting held on May 1, 2024. About Eos Energy Enterprises Eos Energy Enterprises, Inc. is accelerating the shift to clean energy with positively ingenious solutions that transform how the world stores power. Our breakthrough Znyth™ aqueous zinc battery was designed to overcome the limitations of conventional lithium-ion technology. Safe, scalable, efficient, sustainable—and manufactured in the U.S—it's the core of our innovative systems that today provide utility, industrial, and commercial customers with a proven, reliable energy storage alternative for 3 to 12-hour applications. Eos was founded in 2008 and is headquartered in Edison, New Jersey. For more information about Eos (NASDAQ: EOSE), visit eose.com. Contacts Investors: ir@eose.com Media: media@eose.com Forward-Looking Statements / Disclaimer This press release includes certain statements that may constitute "forward-looking statements" within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions. The words "anticipate," "believe," "continue," "could," "estimate," "expect," "intends," "may," "might," "plan," "possible," "potential," "predict," "project," "should," "would" and similar expressions may identify forward- looking statements, but the absence of these words does not mean that a statement is not forward-looking. Factors which may cause actual results to differ materially from current expectations include, but are not limited to: changes adversely affecting the business in which we are engaged; our ability to forecast trends accurately; our ability to secure final approval of a loan guarantee from the Department of Energy or the timing and final amount of any loan; our ability

3 to generate cash, service indebtedness and incur additional indebtedness; our ability to secure financing to continue expansion; our ability to secure grants or other federal, state and local investment; our ability to secure satisfactory intercreditor arrangements or modifications with respect to our existing debt financings; our customer’s ability to secure project financing; our ability to develop efficient manufacturing processes to scale and to forecast related costs and efficiencies accurately, and to secure labor; fluctuations in our revenue and operating results; competition from existing or new competitors; the failure to convert firm order backlog and pipeline to revenue; the failure to sufficiently reduce manufacturing costs; inefficient implementation of the Inflation Reduction Act of 2022; the amount of final tax credits available to our customers or to Eos pursuant to the Inflation Reduction Act; risks associated with security breaches in our information technology systems; the risk of a government shutdown as Eos remains in due diligence on its loan application with the U.S. Department of Energy Loan Programs Office or while we await approval and funding of any loan guarantee; risks related to legal proceedings or claims; risks associated with evolving energy policies in the United States and other countries and the potential costs of regulatory compliance; risks associated with changes in federal, state, or local laws; risks associated with potential costs of regulatory compliance; risks associated with changes to U.S. trade policies; risks resulting from the impact of global pandemics, including the novel coronavirus, Covid-19; our ability to maintain the listing of our shares of common stock on NASDAQ; our ability to grow our business and manage growth profitably, maintain relationships with customers and suppliers and retain our management and key employees; risks related to the adverse changes in general economic conditions, including inflationary pressures and increased interest rates; risk from supply chain disruptions and other impacts of geopolitical conflict; changes in applicable laws or regulations; the possibility that Eos may be adversely affected by other economic, business, and/or competitive factors; other factors beyond our control; risks related to adverse changes in general economic conditions and other risks and uncertainties. The forward-looking statements contained in this press release are also subject to additional risks, uncertainties, and factors, including those more fully described in Eos’s most recent filings with the Securities and Exchange Commission, including Eos’s most recent Annual Report on Form 10-K and subsequent reports on Forms 10-Q and 8-K. Further information on potential risks that could affect actual results will be included in the subsequent periodic and current reports and other filings that Eos makes with the Securities and Exchange Commission from time to time. Moreover, Eos operates in a very competitive and rapidly changing environment, and new risks and uncertainties may emerge that could have an impact on the forward-looking statements contained in this press release. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and, except as required by law, Eos assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise.